As filed with the Securities and Exchange Commission on January 25, 2002
                                                    REGISTRATION NO. 333-60454
==============================================================================

                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549
                     ------------------------------------

                       POST-EFFECTIVE AMENDMENT NO. 1 TO
                                   FORM S-3
                            REGISTRATION STATEMENT
                                     UNDER
                          THE SECURITIES ACT OF 1933
                     ------------------------------------

                  DAIMLERCHRYSLER SERVICES NORTH AMERICA LLC

            (Exact name of Registrant as specified in its charter)

                       MICHIGAN                            38-3536414
          (State or other jurisdiction of               (I.R.S. Employer
          incorporation or organization)               Identification No.)

                              27777 FRANKLIN ROAD
                        SOUTHFIELD, MICHIGAN 48034-8286
                                (248) 948-3124
         (Address, including zip code, and telephone number, including area code, of Registrant's principal executive offices)

                        CHRISTOPHER A. TARAVELLA, ESQ.
                  DAIMLERCHRYSLER SERVICES NORTH AMERICA LLC
                              27777 FRANKLIN ROAD
                        SOUTHFIELD, MICHIGAN 48034-8286
                                (248) 948-3062
           (Name, address, including zip code, and telephone number,
                  including area code, of agent for service)
                     ------------------------------------
                                With a Copy to:
                            RENWICK D. MARTIN, ESQ.
                        SIDLEY AUSTIN BROWN & WOOD LLP
                               875 THIRD AVENUE
                           NEW YORK, NEW YORK 10022
                                (212) 906-2575
                     ------------------------------------

==============================================================================

     DaimlerChrysler Services North America LLC is the successor by merger to Chrysler Financial Company L.L.C., the Registrant under this Registration Statement No. 333-60454. There will be no further offerings under this Registration Statement. The Registrant hereby removes from registration the $7,350,000,000 of securities which were not sold under this Registration Statement. This post-effective amendment does not affect the $3,200,000,000 of securities which were sold under this Registration Statement and does not affect this Registration Statement as it relates to those sold securities.



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

                                  SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all the requirements for filing on Form S-3 and has duly caused this amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Southfield and State of Michigan, on the 25th day of January, 2002.

                                      DAIMLERCHRYSLER SERVICES NORTH AMERICA
                                        LLC,

                                      By:     /s/ J. H. Walker
                                          ------------------------
                                             J.H. Walker
                                             President


     Pursuant to the requirements of the Securities Act of 1933, this amendment to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.


Principal Executive Officer of DaimlerChrysler Services North America LLC

/s/ J.H. Walker              President                     January 25, 2002
------------------
    J.H. Walker

Principal Financial Officer of DaimlerChrysler Services North America LLC:

/s/ D.H. Olsen               Vice President and            January 25, 2002
------------------           Chief Financial Officer
    D.H. Olsen

Principal Accounting Officer of DaimlerChrysler Services North America LLC:

/s/ N. Meder                 Vice President and            January 25, 2002
------------------           Controller
    N. Meder



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

Board of Managers of DaimlerChrysler Services North America LLC:







/s/ D.H. Olsen               Manager                       January 25, 2002
------------------
    D.H. Olsen












By:  /s/  Byron C. Babbish
    ----------------------
          Byron C. Babbish
          Attorney-in-Fact
         January 25, 2002



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